UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF MASSACHUSETTS

IN RE: CAMBRIDGE BIOTECH CORPORATION    CASE NO.: 94-43054-JFQ
       365 PLANTATION STREET            JUDGE:    J.F. QUEENAN
       WORCESTER, MA 01605-2376

 DEBTOR(S): CAMBRIDGE BIOTECH CORPORATION,          CHAPTER: 11
           DEBTOR-IN-POSSESSION

 MONTHLY OPERATING REPORT FOR MONTH ENDING:    APRIL 30, 1995

 COMES NOW,      CAMBRIDGE BIOTECH CORPORATION

 Debtor-in-Possession, and hereby submits its Monthly Operating
 Report for the period commencing April 1, 1995 and ending April 31, 1995 as shown by the report and exhibits consisting of nineteen pages and containing the following, as indicated:

           ____X____ Monthly Reporting Questionnaire (Attachment 1)
           ____X____ Comparative Balance Sheets (Forms OPR-1 & OPR-2)
           ____X____ Summary of Accounts Receivable (Form OPR-3)
           ____X____ Schedule of Post-petition Liabilities (Form OPR-4)
           ____X____ Income Statement (Form OPR-5)
           ____X____ Statement of Sources and Uses of Cash (Form OPR-6)

 I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

 Date: May 16, 1995                       DEBTOR(S)-IN-POSSESSION

                                    By: /s/ Alison Taunton-Rigby
                          Name & Title: Alison Taunton-Rigby
                                        President & CEO
                          Address:      365 Plantation Street
                                        Worcester, MA 01605-2376
                          Telephone No.:508-797-5777

 Footnote:
 As Debtor-in-Possession commenced filing on July 7, 1994
 ___________________________________________________________________________

                                                    Attachment 1 (Page 1)
                                                       Rev. 1/92

                                 CHAPTER 11
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

 Case Name: CAMBRIDGE BIOTECH CORPORATION
 Case Number: 94-43054
 Month of: APRIL 1, 1995 THROUGH APRIL 30, 1995

 1. Payroll: State the amount of all executive wages paid and taxes withheld and paid.

                  see attached

 2. Insurance: Is worker's compensation and other insurance in effect? YES.
               Are payments current? YES. If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder or cover page.

                                                           Date
                                                           Coverage
            Carrier   Coverage            Expir.  Premium  Pd.
            Name      Amount    Policy #  Date    Amounts  Thru

 Homeowners                     N/A
 Rental
  Property
 Liability
 Vehicle
 Workers
  Comp.
 Other
 ___________________________________________________________________________

 Case Name: Cambridge Biotech Corporation
 Case Number: 94-43054                         SCHEDULE #1
 Month of: April, 1995

 Monthly Operating Report - Wages - Executives
 April 1 thru April 30, 1995
                                                     Taxes    Taxes    Taxes
Name            Title           Gross     Net       Withheld   Paid     Due

A.Taunton-Rigby Pres./CEO     14,711.54   8,388.69  6,322.85  6,322.85  0.00
Jeffrey Beaver  Chairman       8,230.78   4,716.01  3,514.77  3,514.77  0.00
Gary Long       V.P.Corp. Ops  9,615.40   6,741.40  2,874.00  2,874.00  0.00
Keith Jones     Corp.Contr.    5,923.08   4,442.30  1,480.78  1,480.78  0.00

Total Executive Payroll:      38,480.80  24,288.40 14,192.40 14,192.40  0.00

 ____________________________________________________________________________

                                                        Attachment 1 (Page 2)
                                                         Rev. 1/92

                                CHAPTER 11
                         MONTHLY OPERATING REPORT
                    DETAILED LISTING OF DISBURSEMENTS

 Case Name: Cambridge Biotech Corporation
 Case Number: 94-43054
 Month of: April 1, 1995 through April 30, 1995

3. Bank Accounts
                                    ACCOUNT TYPE
                      OPERATING    OPERATING     PAYROLL     PAYROLL
Bank                    Fleet     First Nat'l    Bank of     Flagship
Name                                 BOM          Balt

G/L number              1.1113     2.1129        2.1124.1    1.1119.1

Account number        9372562275  175-8828-5     39-12388    1023381112

Beginning Book
Balance               $65,596.68     $497.00    $13,277.44   $33,873.97

PLUS: Deposits      1,502,361.79

LESS:Disbursements (1,285,282.88)    (984.05)   (44,278.69)  (536,352.32)

Other:
 Transfers In(Out)   (559,269.94)   1,000.00     36,272.27    520,203.54
 Investments          325,000.00
                    ------------    ---------    ----------   -----------
Ending Book
Balance (1)           $48,405.65     $512.95     $ 5,271.02   $17,725.19
                      ==========     =======     ==========   ==========

____________________________________________________________________________

                                                     Attachment 1 (Page 2)
                                                         Rev 1/92

                                CHAPTER 11
                         MONTHLY OPERATING REPORT
                    DETAILED LISTING OF DISBURSEMENTS

 Case Name: Cambridge Biotech Corporation
 Case Number: 94-43054
 Month of: April 1, 1995 through April 30, 1995

3. Bank Accounts
                                ACCOUNT TYPE
                   OPERATING      PETTY CASH     TOTAL
Bank Name            Signet          N/A

G/L number           2.1120        xx.1150

Account number      25733536         N/A

Beginning Book
Balance                $0.00        $968.76     $114,213.85

PLUS: Deposits                                 1,502,361.79

LESS: Disbursements                 (988.77)  (1,867,886.71)

Other:
 Transfers In(Out)                 1,794.13            0.00
 Investments                                     325,000.00
                    ---------    -----------  --------------
Ending Book
Balance (1)          $0.00        $1,774.12      $73,688.93
                     ======       =========      ==========


  (1) Cash balances exclude $6,162,566 of short term investments of excess cash. The total cash and short term investments decreased by
      $357,642 for the month of April and increased by $3,626,515 since the filing date.
_____________________________________________________________________________
    Case Name:            Cambridge Biotech Corporation
    Case Number:          94-43054

    As of:                April 30, 1995

                          Monthly Operating Report

4. Post Petition Payments:
                                            Amount      Date     Check #
     Professionals:
       Bowditch & Dewey                    $27,358.08  4/04/95    68746
       Bromberg & Sunstein                     214.80  4/25/95    69119
       Brown Rudnick Freed & Gesmer             34.34  4/25/95    69120
       McDermott Will & Emery               55,312.85  4/28/95    69240
       Price Waterhouse                     57,053.17  4/26/95    69200
       Seder & Chandler                     73,677.97  4/21/95    69110
       Sterne, Kessler, Goldstein           17,616.50  4/20/95    69105
       Sterne, Kessler, Goldstein           16,300.00  4/13/95    68963
       U.S. Trustee                          5,000.00  4/28/95    69252
       Venable, Baetjer & Howard               866.68  4/17/95    69019

          Total (Professionals)           $253,434.39


    Pre-Petition Debts:

       For Priority Debt:
       See detail attached                 $1,365.40  various
                                             _________
                                             1,365.40

       For Secured Debt:
       Norwest Capital Lease Payment (2.3505)  369.34  4/14/95     68981
                                              ________
                                               369.34

       For Unsecured Debt:
       See detail attached                  14,701.86  various
                                            _________
                                            14,701.86

       For Accrued Restructuring:
       Rockville Retention Bonus
        Payments(TMS)                          975.15  various  wire transfer
                                             ________
                                               975.15
                                           __________
               Total (Pre-petition)        $17,411.75



_____________________________________________________________________________
    Case Name:            Cambridge Biotech Corporation
    Case Number:          94-43054

    As of:                April 30, 1995

                          Monthly Operating Report

4. Post Petition Payments of Pre-Petition Debts:

   Priority Debts:                         Amount      Date     Ck #
    Hanson, D.                              331.05    4/13/95   12046
    Whaley, R.                            1,034.35    4/13/95   12047
                                          ________
                                          1,365.40

   Unsecured Debt:                           Amount     Date     Ck #
    Corbo, Joanne                             12.75    4/6/95    68795
    Dall, Robert                             515.67    4/6/95    68798
    Ekinci, Fatma                            630.00    4/6/95    68800
    Fague, Peggy Jo                          853.66    4/6/95    68802
    Green, Karen                             800.00    4/6/95    68808
    Hanson, Dan                               60.08    4/6/95    68809
    Hanson, Dan                              301.64    4/13/95   12046
    Hershberger, Christine                   283.69    4/6/95  offset advances
    Kammer, Robert                         5,566.27    4/13/95   150039
    Mantha, Gary                             255.22    4/6/95    68817
    Murphy, Matt                             109.67    4/6/95  offset advances
    Ruppen, Norm                           4,191.72    4/6/95    68821
    Whaley, Rosalie                           88.53    4/6/95    68827
    Whaley, Rosalie                           32.96    4/13/95   12047
    Zhang, Hui                             1,000.00    4/6/95    68828
                                           _________
       Total                              14,701.86
_____________________________________________________________________________
Case Name:        Cambridge Biotech Corporation
Case Number:                 94-43054
                            Form OPR-1

                    Comparative Balance Sheets
                    As of:     April 30, 1995

                          FILING
                           DATE      7/31/94      8/31/94     9/30/94
ASSETS

CURRENT ASSETS:
 Cash                   $1,287,187    $771,969     $863,230    $744,627
 Other Negotiable
  Instruments (CD's,
  Treasury bills, etc.   1,322,553   2,925,553    3,235,553   2,001,807
 Accounts Receivable
  (See OPR-3)            2,813,217   2,798,473    2,426,792   3,072,351
 Less: Allowance for
  doubtful accounts       (159,413)   (153,957)    (156,702)   (156,702)
 Inventory, at lower
  of cost or market       4,619,236   4,675,836    4,436,073   3,837,729
 Prepaid Expenses and
  Deposits                 540,318     758,112      724,877     917,900
 Other Receivables          38,793      68,301       19,737      81,504
TOTAL CURRENT ASSETS    10,461,891  11,744,287   11,549,560  10,499,216

PROPERTY, PLANT AND
 EQUIPMENT, AT COST     27,437,762  27,440,087   27,443,284  27,400,776
 Less: Accumulated
  Depreciation         (13,006,471)(13,250,916) (13,518,839)(13,794,569)
NET PROPERTY, PLANT
 & EQUIP.               14,431,291  14,189,171   13,924,445  13,606,207

OTHER  ASSETS
 Investment in Foreign
  Subsidiary & Interco
  Receivables            7,302,195   7,225,880    7,333,273   7,320,217
 Equity Investments in
  Minority Interests     2,698,719   2,698,719    2,698,719   2,448,719
 Long term Notes
  Receivable               120,000     120,000      120,000     120,000
 Patents & Purchased
  Technology, net        4,335,293   4,278,428    4,208,789   4,139,151
 Misc. other assets         83,666      83,543       85,921     103,250
NET OTHER ASSETS        14,539,873  14,406,570   14,446,702  14,131,337

TOTAL ASSETS            $39,433,055 $40,340,028  $39,920,707 $38,236,760

 See Accompanying Notes to Financial Statements
________________________________________________________________________________
Case Name:        Cambridge Biotech Corporation
Case Number:                 94-43054
                            Form OPR-1

                    Comparative Balance Sheets
                    As of:     April 30, 1995


                        10/31/94     11/30/94      12/31/94  1/31/95
ASSETS

CURRENT ASSETS:
 Cash                    $121,108   $1,978,464     $41,017      $70,469
 Other Negotiable
  Instruments (CD's,
  Treasury bills, etc.  2,744,989    6,518,489   8,396,774    8,171,774
 Accounts Receivable
  (See OPR-3)           2,456,055    2,020,214   2,676,067    2,366,192
 Less: Allowance for
  doubtful accounts      (154,965)    (154,988)   (150,200)    (150,754)
 Inventory, at lower
  of cost or market     3,992,196    4,161,087   3,623,742    3,724,804
 Prepaid Expenses and
  Deposits                843,827    1,049,251     836,285      857,048
 Other Receivables        112,983       65,389      92,624       78,022
TOTAL CURRENT ASSETS   10,116,193   15,637,906  15,516,309   15,117,555

PROPERTY, PLANT AND
 EQUIPMENT, AT COST    27,395,379   27,392,289  27,361,463   27,367,498
 Less: Accumulated
  Depreciation        (14,056,613) (14,318,428)(14,526,151) (14,773,133)
NET PROPERTY, PLANT
 & EQUIP.              13,338,766   13,073,861  12,835,312   12,594,365

OTHER  ASSETS
 Investment in Foreign
  Subsidiary & Interco
  Receivables           7,319,514        1,100       1,100        1,100
 Equity Investments in
  Minority Interests    2,448,719    2,393,118   2,084,547    2,084,547
 Long term Notes
  Receivable              120,000      120,000           0          0
 Patents & Purchased
  Technology, net       4,089,540    4,017,654   4,057,044    3,996,889
 Misc. other assets       110,888       72,832     105,791      105,668
NET OTHER ASSETS       14,088,661    6,604,704   6,248,482    6,188,204

TOTAL ASSETS           $37,543,620 $35,316,471 $34,600,103  $33,900,124

 See Accompanying Notes to Financial Statements
________________________________________________________________________________
                    Comparative Balance Sheets
                    As of:     April 30, 1995

                                         2/28/95      3/31/95      4/30/95
ASSETS

CURRENT ASSETS:
 Cash                                    ($155,657)    $114,214     $73,689
 Other Negotiable Instruments
   (CD's, Treasury bills, etc.           8,159,683    6,479,683   6,162,566
 Accounts Receivable (See OPR-3)         2,489,859    2,902,506   2,792,862
 Less: Allowance for doubtful accounts    (151,583)    (148,773)   (155,829)
 Inventory, at lower of cost or market   3,567,739    3,624,245   3,711,567
 Prepaid Expenses and Deposits             931,831    1,198,692   1,229,568
 Other Receivables                          60,615       61,603      64,693
TOTAL CURRENT ASSETS                    14,902,487   14,232,370  13,879,116
PROPERTY, PLANT AND
 EQUIPMENT, AT COST                     27,379,288   27,480,169  27,479,539
 Less: Accumulated Depreciation        (15,008,591) (15,241,885)(15,471,782)
NET PROPERTY, PLANT & EQUIP.            12,370,697   12,238,284  12,007,757

OTHER  ASSETS
 Investment in Foreign
  Subsidiary & Interco.
  Receivables                                1,100        1,100       1,100
 Equity Investments in
  Minority Interests                     2,084,547    2,084,547   2,084,547
 Long term Notes Receivable                      0            0           0
 Patents & Purchased Technology, net     3,943,189    3,900,274   3,854,572
 Misc. other assets                        105,546      105,423     105,301
NET OTHER ASSETS                         6,134,382    6,091,344   6,045,520

TOTAL ASSETS                           $33,407,566  $32,561,998 $31,932,393

See Accompanying Notes to Financial Statements
 ___________________________________________________________________________
Case Name:     Cambridge Biotech Corporation
Case Number:              94-43054
                         Form OPR-2

                 Comparative Balance Sheets
               As of:     April 30, 1995

                                 FILING
                                 DATE       7/31/94     8/31/94     9/30/94
LIABILITIES
POSTPETITION LIABILITIES (OPR-4)     $0     $650,373  $1,141,051  $1,497,470
PREPETITION LIABILITIES
 Priority Debt                   223,302     182,012     182,012      68,035
 Secured Debt                  5,034,218   5,033,952   5,033,605   4,026,027
 Unsecured Debt                5,693,250   5,694,993   5,694,993   5,725,313
TOTAL PRE PETITION
 LIABILITIES                  10,950,770  10,910,957  10,910,610   9,819,375

 Accrued Restructuring         1,844,180   1,842,293   1,838,952   1,838,649
 Deferred Revenue & Taxes      2,735,700   2,729,262   2,705,941   2,663,591

TOTAL LIABILITIES             15,530,650  16,132,885  16,596,554  15,819,085

SHAREHOLDERS' EQUITY (DEFICIT)
 PREFERRED STOCK                       0           0           0           0
 COMMON STOCK                    260,570     260,570     260,570     260,570

PAID - IN CAPITAL            119,978,714 119,985,005 119,993,131 120,001,257

ACCUMULATED DEFICIT;
  Through Filing Date        (96,336,879)(96,336,879)(96,336,879)(96,336,879)
  Post Filing Date - 1994                    298,447    (592,669) (1,507,273)
  Post Filing Date - 1995
TOTAL ACCUMULATED DEFICIT    (96,336,879)(96,038,432)(96,929,548)(97,844,152)

TOTAL SHAREHOLDERS' EQUITY    23,902,405  24,207,143  23,324,153  22,417,675

TOTAL LIABILITIES AND
 SHAREHOLDERS' EQUITY        $39,433,055 $40,340,028 $39,920,707 $38,236,760

      See Accompanying Notes to Financial Statements.
______________________________________________________________________________
Case Name:     Cambridge Biotech Corporation
Case Number:              94-43054
                         Form OPR-2

                 Comparative Balance Sheets
               As of:     April 30, 1995


                                   10/31/94    11/30/94    12/31/94
LIABILITIES
POSTPETITION LIABILITIES (OPR-4) $2,082,362  $2,755,184  $3,094,624
PREPETITION LIABILITIES
 Priority Debt                       68,035      67,035      41,405
 Secured Debt                     4,025,674   4,025,320   4,024,962
 Unsecured Debt                   5,727,217   5,724,724   5,698,205
TOTAL PRE PETITION
 LIABILITIES                      9,820,926   9,817,079   9,764,572

 Accrued Restructuring            1,818,204   1,818,204   1,818,204
 Deferred Revenue & Taxes         2,709,561   6,200,904   6,222,574

TOTAL LIABILITIES                16,431,053  20,591,371  20,899,974

SHAREHOLDERS' EQUITY (DEFICIT)
 PREFERRED STOCK                          0           0           0
 COMMON STOCK                       260,570     260,570     260,570

PAID - IN CAPITAL               120,009,383 120,017,509 120,025,635

ACCUMULATED DEFICIT;
  Through Filing Date           (96,336,879)(96,336,879)(96,336,879)
  Post Filing Date - 1994        (2,820,507) (9,216,100)(10,249,197)
  Post Filing Date - 1995
TOTAL ACCUMULATED DEFICIT      (99,157,386)(105,552,979)(106,586,076)

TOTAL SHAREHOLDERS' EQUITY       21,112,567  14,725,100  13,700,129

TOTAL LIABILITIES AND
 SHAREHOLDERS' EQUITY           $37,543,620 $35,316,471 $34,600,103

      See Accompanying Notes to Financial Statements.

      (1)   Financial statements are for U.S. operations only.
      (2) In November, the Company received $3.5 million on account of a payment originally due to the Company in 1995.
____________________________________________________________________________
                 Comparative Balance Sheets
               As of:     April 30, 1995

                                      1/31/95     2/28/95      3/31/95
LIABILITIES
POST PETITION LIABILITIES (OPR-4)   $3,486,705  $3,792,060   $4,029,423
PRE PETITION LIABILITIES
 Priority Debt                          41,405      41,405       37,685
 Secured Debt                        4,024,601   4,024,238    4,023,871
 Unsecured Debt                      5,657,221   5,663,260    5,659,724
TOTAL PRE PETITION LIABILITIES       9,723,227   9,728,903    9,721,280

 Accrued Restructuring               1,818,204   1,814,597    1,811,938
 Deferred Revenue & Taxes            5,915,588   5,522,460    5,150,121

TOTAL LIABILITIES                   20,943,724  20,858,020   20,712,762

SHAREHOLDERS' EQUITY (DEFICIT)
 PREFERRED STOCK                             0                        0
 COMMON STOCK                          260,570     260,570      260,570

 PAID - IN CAPITAL                 120,033,760 120,041,887  120,050,013

 ACCUMULATED DEFICIT;
  Through Filing Date              (96,336,879)(96,336,879) (96,336,879)
  Post Filing Date - 1994          (10,249,197)(10,249,197) (10,249,197)
  Post Filing Date - 1995             (751,854) (1,166,835)  (1,875,271)
 TOTAL ACCUMULATED DEFICIT       (107,337,930)(107,752,911)(108,461,347)

TOTAL SHAREHOLDERS' EQUITY          12,956,400  12,549,546   11,849,236

TOTAL LIABILITIES AND
 SHAREHOLDERS' EQUITY               $33,900,124 $33,407,566 $32,561,998

 See Accompanying Notes to Financial Statements.
____________________________________________________________________________
                 Comparative Balance Sheets
               As of:     April 30, 1995

                                     4/30/95
LIABILITIES
POST PETITION LIABILITIES (OPR-4)   $4,138,912
PRE PETITION LIABILITIES
 Priority Debt                          36,319
 Secured Debt                        4,023,502
 Unsecured Debt                      5,644,925
TOTAL PRE PETITION LIABILITIES       9,704,746

 Accrued Restructuring               1,810,963
 Deferred Revenue & Taxes            4,831,300

TOTAL LIABILITIES                   20,485,921

SHAREHOLDERS' EQUITY (DEFICIT)
 PREFERRED STOCK                             0
 COMMON STOCK                          260,570

 PAID - IN CAPITAL                 120,058,139

 ACCUMULATED DEFICIT;
  Through Filing Date              (96,336,879)
  Post Filing Date - 1994          (10,249,197)
  Post Filing Date - 1995           (2,286,161)
 TOTAL ACCUMULATED DEFICIT        (108,872,237)

TOTAL SHAREHOLDERS' EQUITY          11,446,472

TOTAL LIABILITIES AND
 SHAREHOLDERS' EQUITY               $31,932,393

 See Accompanying Notes to Financial Statements.
 ____________________________________________________________________________
Case Name:    Cambridge Biotech Corporation          Form:         OPR-3
Case Number:  94-43054

                                Summary of Accounts Receivable
                                As of:          April 30, 1995

                                                  0 - 30       31 - 60
                                    TOTAL           DAYS        DAYS
                                 -----------     ----------  ------------
Date of Filing:July 7, 1994     2,813,216.84    2,110,219.71   452,069.57
 Allowance for doubtful accts    (159,413.23)
               Net              2,653,803.61    2,110,219.71   452,069.57

Month:         July 31, 1994    2,798,472.98    1,289,104.11 1,238,841.68
 Allowance for doubtful accts    (153,956.56)
               Net              2,644,516.42    1,289,104.11 1,238,841.68

Month:         August 31, 1994  2,426,792.24    1,669,036.84   267,054.03
 Allowance for doubtful accts    (156,701.89)
               Net              2,270,090.35    1,669,036.84   267,054.03

Month:         Sept. 30, 1994   3,072,351.16    2,402,728.52   365,353.30
 Allowance for doubtful accts    (156,701.89)
               Net              2,915,649.27    2,402,728.52   365,353.30

Month:         October 31, 1994 2,456,054.54    1,406,348.28   750,784.77
 Allowance for doubtful accts    (154,964.89)
               Net              2,301,089.65    1,406,348.28   750,784.77

Month:         Nov. 30, 1994    2,020,214.59    1,322,881.77   350,696.71
 Allowance for doubtful accts    (154,988.00)
               Net              1,865,226.59    1,322,881.77   350,696.71

Month:         Dec. 31, 1994    2,676,067.46    2,057,744.50   389,515.89
 Allowance for doubtful accts    (150,200.00)
               Net              2,525,867.46    2,057,744.50   389,515.89

Month:         January 31, 1995 2,366,192.41    1,487,741.56   623,509.89
 Allowance for doubtful accts    (150,753.71)
               Net              2,215,438.70    1,487,741.56   623,509.89

Month:         Feb. 28, 1995    2,489,858.82    1,972,020.47   187,953.54
 Allowance for doubtful accts    (151,582.78)
               Net              2,338,276.04    1,972,020.47   187,953.54

Month:         March 31, 1995   2,902,506.56    2,061,722.33   671,660.83
 Allowance for doubtful accts    (148,773.14)
               Net              2,753,733.42    2,061,722.33   671,660.83

Month:         April 30, 1995   2,792,861.76    1,660,592.76   931,787.86
 Allowance for doubtful accts    (155,829.15)
               Net              2,637,032.61    1,660,592.76   931,787.86
_________________________________________________________________________
Case Name:  Cambridge Biotech Corporation          Form: OPR-3
Case Number:              94-43054

                                Summary of Accounts Receivable
                                As of:          April 30, 1995

                                                 61 - 90           OVER
                                    TOTAL           DAYS        90 DAYS
                                 -----------    ---------    ----------
Date of Filing:July 7, 1994     2,813,216.84    56,398.93    194,528.63
 Allowance for doubtful accts    (159,413.23)               (159,413.23)
               Net              2,653,803.61    56,398.93     35,115.40

Month:         July 31, 1994    2,798,472.98    128,524.10   142,003.09
 Allowance for doubtful accts    (153,956.56)   (11,953.47) (142,003.09)
               Net              2,644,516.42    116,570.63         0.00

Month:         August 31, 1994  2,426,792.24    297,637.99   193,063.38
 Allowance for doubtful accts    (156,701.89)               (156,701.89)
               Net              2,270,090.35    297,637.99    36,361.49

Month:         Sept. 30, 1994   3,072,351.16     77,168.82   227,100.52
 Allowance for doubtful accts    (156,701.89)               (156,701.89)
               Net              2,915,649.27     77,168.82    70,398.63

Month:         October 31, 1994 2,456,054.54     87,405.93   211,515.56
 Allowance for doubtful accts    (154,964.89)               (154,964.89)
               Net              2,301,089.65     87,405.93    56,550.67

Month:         Nov. 30, 1994    2,020,214.59    188,381.49   158,254.62
 Allowance for doubtful accts    (154,988.00)               (154,988.00)
               Net              1,865,226.59    188,381.49     3,266.62

Month:         Dec. 31, 1994    2,676,067.46     65,733.45   163,073.62
 Allowance for doubtful accts    (150,200.00)               (150,200.00)
               Net              2,525,867.46     65,733.45    12,873.62

Month:         January 31, 1995 2,366,192.41     92,582.75   162,358.21
 Allowance for doubtful accts    (150,753.71)               (150,753.71)
               Net              2,215,438.70     92,582.75    11,604.50

Month:         Feb. 28, 1995    2,489,858.82    176,471.97   153,412.84
 Allowance for doubtful accts    (151,582.78)               (151,582.78)
               Net              2,338,276.04    176,471.97     1,830.06

Month:         March 31, 1995   2,902,506.56     45,696.46   123,426.94
 Allowance for doubtful accts    (148,773.14)   (25,346.20) (123,426.94)
               Net              2,753,733.42     20,350.26         0.00

Month:         April 30, 1995   2,792,861.76    103,220.04    97,261.10
 Allowance for doubtful accts    (155,829.15)   (58,568.05)  (97,261.10)
               Net              2,637,032.61     44,651.99         0.00

________________________________________________________________________

Case Name: Cambridge Biotech Corporation                Form OPR-4
Case Number: 94-43054

              Schedule of Post Petition Liabilities
              As of:   April 30, 1995

                         DATE       DATE        TOTAL       0-30     31-60
                         INCURRED   DUE         DUE         DAYS     DAYS
TAXES PAYABLE
 Federal Income Taxes                                0
 FICA-Employer's Share                               0
 FICA-Employee's Share                               0
 Unemployment Tax                                    0
 State Income Tax                                    0
 State Sales & Use Tax   Various    Various      3,465    3,465
 State Franchise Tax     Various    Various     13,480    2,000     2,000
 Personal Property Tax   Various    Various    112,386   10,468    10,476
TOTAL TAXES PAYABLE                            129,331   15,933    12,476

POST PETITION                                        0        0
SECURED DEBT

POST PETITION                                        0        0
UNSECURED DEBT

ACCRUED INTEREST
PAYABLE                   Various   Various     298,751   32,932    33,914

TRADE ACCOUNTS
PAYABLE & OTHER
 Accounts Payable         Various   Various     561,304   517,939    1,293
 Accrued Expenses         Various   Various   1,948,054   766,009  303,495
 Accrued Stock
  Incentive Plan          7/8/94    Emerge    1,201,472 1,201,472
                                     from
                                     Ch. 11
TOTAL ACCOUNTS
PAYABLE & OTHER                               3,710,830  2,485,420  304,788

TOTAL POST                                   $4,138,912 $2,534,285 $351,178
PETITION LIABILITIES

_______________________________________________________________________________

Case Name: Cambridge Biotech Corporation                Form OPR-4
Case Number: 94-43054

              Schedule of Post Petition Liabilities
              As of:   April 30, 1995

                         DATE       DATE         TOTAL      61-90    OVER
                         INCURRED   DUE          DUE        DAYS     90 DAYS
TAXES PAYABLE
 Federal Income Taxes                                 0
 FICA-Employer's Share                                0
 FICA-Employee's Share                                0
 Unemployment Tax                                     0
 State Income Tax                                     0
 State Sales & Use Tax   Various    Various       3,465
 State Franchise Tax     Various    Various      13,480    2,000     7,480
 Personal Property Tax   Various    Various     112,386   10,476    60,966
TOTAL TAXES PAYABLE                             129,331   12,476    68,446

POST PETITION                                         0
SECURED DEBT

POST PETITION                                         0
UNSECURED DEBT

ACCRUED INTEREST
PAYABLE                   Various   Various      298,751   30,918   200,987

TRADE ACCOUNTS
PAYABLE & OTHER
 Accounts Payable         Various   Various      561,304    2,140    39,932
 Accrued Expenses         Various   Various    1,948,054  331,365   547,185
 Accrued Stock
  Incentive Plan          7/8/94    Emerge     1,201,472
                                     from
                                     Ch. 11
TOTAL ACCOUNTS
PAYABLE & OTHER                                3,710,830  333,505   587,117

TOTAL POST                                     4,138,912  376,899   876,550
PETITION LIABILITIES




_____________________________________________________________________________
Case Name:      Cambridge Biotech Corporation
Case Number:              94-43054
                         Form OPR-5
                      Income Statement
                Period: July 8, 1994 - April 30, 1995

                              7/8-31/94  August      September

NET REVENUE (INCOME)          $1,990,463 1,297,330  $2,120,689

COST OF GOODS SOLD
 Materials
 Labor - Direct
 Manufacturing Overhead
TOTAL COST OF GOODS SOLD         677,628   872,453  1,424,705

GROSS PROFIT                   1,312,835   424,877    695,984

OPERATING EXPENSES
 Selling and Marketing            86,253   117,890    129,345
 General and Administrative      330,964   404,625    548,839
 Research and Development        223,590   359,735    288,595
 Other: Regulatory                18,336    22,767     18,815
 Other: Misc. (Income)/Expense   (13,655)   (8,694)   (45,076)
TOTAL OPERATING EXPENSES         645,488   896,323    940,518

INCOME BEFORE INTEREST,
 DEPRECIATION, TAXES OR
 EXTRAORDINARY EXPENSES          667,347  (471,446)  (244,534)

CHAPTER 11 EXPENSES              (97,310) (113,110)  (112,501)

INTEREST EXPENSE                 (27,145)  (38,638)   (31,839)

DEPRECIATION                    (244,445) (267,922)  (275,730)
INCOME TAX EXPENSE                     0         0          0

EXTRAORDINARY
 INCOME(EXPENSE)                       0         0   (250,000)

NET INCOME (LOSS)               $298,447 ($891,116) ($914,604)

See Accompanying Notes to Financial Statements.
_______________________________________________________________________________
Case Name:      Cambridge Biotech Corporation
Case Number:              94-43054
                         Form OPR-5
                      Income Statement
                Period: July 8, 1994 - April 30, 1995

                              October   November   December

NET REVENUE (INCOME)         $1,089,394 $1,073,137 $1,938,051

COST OF GOODS SOLD
 Materials
 Labor - Direct
 Manufacturing Overhead
TOTAL COST OF GOODS SOLD        781,526    637,644  1,478,841

GROSS PROFIT                    307,868    435,493    459,210

OPERATING EXPENSES
 Selling and Marketing          130,164    137,154    145,399
 General and Administrative     503,279    497,797    445,169
 Research and Development       526,086    376,756    505,667
 Other: Regulatory               41,259     26,668     28,464
 Other: Misc. (Income)/Expense    1,583    (28,619)   (56,255)
TOTAL OPERATING EXPENSES      1,202,371  1,009,756  1,068,444

INCOME BEFORE INTEREST,
 DEPRECIATION, TAXES OR
 EXTRAORDINARY EXPENSES       (894,503)  (574,263)  (609,234)

CHAPTER 11 EXPENSES           (130,808)  (105,473)   (35,380)

INTEREST EXPENSE               (25,880)   (34,149)   (32,395)

DEPRECIATION                  (262,043)  (261,816)  (245,061)
INCOME TAX EXPENSE                   0          0          0

EXTRAORDINARY
 INCOME(EXPENSE)                     0  (5,419,892)  (111,027)

NET INCOME (LOSS)           (1,313,234) (6,395,593)(1,033,097)

See Accompanying Notes to Financial Statements.

______________________________________________________________________________
Case Name:      Cambridge Biotech Corporation
Case Number:              94-43054
                         Form OPR-5
                      Income Statement
                Period: July 8, 1994 - April 30, 1995

                            January 1995   February     March

NET REVENUE (INCOME)          $1,396,377 $1,881,536 $2,179,703

COST OF GOODS SOLD
 Materials
 Labor - Direct
 Manufacturing Overhead
TOTAL COST OF GOODS SOLD         823,876    987,069  1,062,214

GROSS PROFIT                     572,501    894,467  1,117,489

OPERATING EXPENSES
 Selling and Marketing           120,148    116,908    168,859
 General and Administrative      433,681    451,508    633,552
 Research and Development        404,257    395,094    687,899
 Other: Regulatory                33,717     31,186     31,888
 Other: Misc.
  (Income)/Expense               (52,814)   (44,031)   (42,176)
TOTAL OPERATING EXPENSES         938,989    950,665  1,480,022

INCOME BEFORE INTEREST,
 DEPRECIATION, TAXES OR
 EXTRAORDINARY EXPENSES         (366,488)   (56,198)  (362,533)

CHAPTER 11 EXPENSES             (106,000)   (96,420)   (78,629)

INTEREST EXPENSE                 (32,384)   (31,021)   (33,980)

DEPRECIATION                    (246,982)  (235,458)  (233,294)

INCOME TAX EXPENSE                     0      4,116          0

EXTRAORDINARY
 INCOME(EXPENSE)                       0          0          0

NET INCOME (LOSS)               ($751,854) ($414,981) ($708,436)

See Accompanying Notes to Financial Statements.
_____________________________________________________________________________
Case Name:      Cambridge Biotech Corporation
Case Number:              94-43054
                         Form OPR-5
                      Income Statement
                Period: July 8, 1994 - April 30, 1995
                                          FILING
                               April      TO DATE

NET REVENUE (INCOME)          $1,642,292  $16,608,972

COST OF GOODS SOLD
 Materials
 Labor - Direct
 Manufacturing Overhead
TOTAL COST OF GOODS SOLD        794,369    9,540,325

GROSS PROFIT                    847,923    7,068,647

OPERATING EXPENSES
 Selling and Marketing          139,342    1,291,462
 General and Administrative     395,543    4,644,957
 Research and Development       392,539    4,160,218
 Other: Regulatory               17,577      270,677
 Other: Misc.
  (Income)/Expense               (48,350)    (338,087)
TOTAL OPERATING EXPENSES         896,651   10,029,227

INCOME BEFORE INTEREST,
 DEPRECIATION, TAXES OR
 EXTRAORDINARY EXPENSES          (48,728)  (2,960,580)

CHAPTER 11 EXPENSES              (99,270)    (974,901)

INTEREST EXPENSE                 (32,995)    (320,426)

DEPRECIATION                    (229,897)  (2,502,648)

INCOME TAX EXPENSE                     0        4,116

EXTRAORDINARY
 INCOME(EXPENSE)                       0   (5,780,919)

NET INCOME (LOSS)               ($410,890)($12,535,358)

See Accompanying Notes to Financial Statements.


_____________________________________________________________________________
Case Name:        Cambridge Biotech Corporation
Case Number:                 94-43054
                            Form OPR-6
                 Statement of Sources and Uses of Cash
                 Period of: July 8, 1994 - April 30, 1995

                                   July 8-
                                   July 31     August      September

SOURCES OF CASH
 Income (Loss) From Operations      $298,447  ($891,116)   ($914,604)
  Add: Depreciation, Amortization
    & Other Non-Cash Items           301,164    322,366      542,532
CASH GENERATED FROM OPERATIONS       599,611   (568,750)    (372,072)

  Add: Decrease in Assets:
    Accounts Receivable                9,288    374,426
    Other Receivables                            48,564
    Inventory                         43,400    139,763      598,344
    Prepaid Expenses & Deposits                  33,235
    Property, Plant & Equipment
    Patents & Purchased Technology                             18,612
    Intercompany Receivables          76,315                   13,056
    Short Term Investments                                  1,233,746
    Proceeds on sale of foreign
      subsidiary
    Proceeds on sale of minority interest
    Proceeds on note receivable
    Other non-current assets             123

  Increase in Liabilities:
    Pre-Petition Liabilities            1,742                  52,055
    Post-Petition Liabilities         650,372    490,679      356,419
    Deferred Revenue
TOTAL SOURCES OF CASH (A)           1,380,851    517,917    1,900,160

USES OF CASH
 Increase in Assets:
   Accounts Receivable                                        565,559
   Other Receivables                    29,508                 61,767
   Intercompany Receivables                       107,393
   Inventory
   Prepaid Expenses & Deposits          217,794               193,023
   Patents & Purchased Technology
   Property, Plant & Equipment            2,325     3,197      37,492
   Other non-current assets                         2,378      17,329
   Short Term Investments             1,603,000   310,000

 Decrease in Liabilities:
   Pre-Petition Liabilities              41,290                135,711
   Post-Petition Liabilities
   Accrued Restructuring                  1,886      3,341         304
   Secured Debt and Capital Leases          266        347   1,007,578
TOTAL USES OF CASH (B)                1,896,069    426,656   2,018,763

NET SOURCE (USE) OF CASH (A-B=NET)     (515,218)    91,261    (118,603)

CASH - BEGINNING BALANCE (See OPR-1)   1,287,187    771,969     863,230

CASH - ENDING BALANCE (See OPR-1)       $771,969   $863,230    $744,627

    See Accompanying Notes to Financial Statements
_____________________________________________________________________________
Case Name:        Cambridge Biotech Corporation
Case Number:                 94-43054
                            Form OPR-6
                 Statement of Sources and Uses of Cash
                 Period of: July 8, 1994 - April 30, 1995


                                      October    November     December

SOURCES OF CASH
 Income (Loss) From Operations     ($1,313,234) ($6,395,593) ($1,033,097)
  Add: Depreciation, Amortization
    & Other Non-Cash Items             695,379    5,591,211      273,411
CASH GENERATED FROM OPERATIONS        (617,855)    (804,382)    (759,686)

  Add: Decrease in Assets:
    Accounts Receivable                 539,309     435,863
    Other Receivables                                47,594
    Inventory                                                   537,345
    Prepaid Expenses & Deposits          74,073                 212,966
    Property, Plant & Equipment          80,647       3,090
    Patents & Purchased Technology                   18,612
    Intercompany Receivables                703
    Short Term Investments
    Proceeds on sale of foreign
      subsidiary                                   1,982,685
    Proceeds on sale of minority interest                       308,571
    Proceeds on note receivable                                 120,000
    Other non-current assets                          38,056

  Increase in Liabilities:
    Pre-Petition Liabilities               1,904     230,000
    Post-Petition Liabilities            168,807     557,512    243,428
    Deferred Revenue                      88,212   3,528,549    152,057
TOTAL SOURCES OF CASH (A)                335,800   6,037,579    814,681

USES OF CASH
 Increase in Assets:
   Accounts Receivable                                          660,641
   Other Receivables                      31,479                 27,235
   Intercompany Receivables                           28,561
   Inventory                             154,467     168,891
   Prepaid Expenses & Deposits                       205,424
   Patents & Purchased Technology          1,756                 93,988
   Property, Plant & Equipment                                    6,513
   Other non-current assets                7,638                 32,959
   Short Term Investments                743,182  3,773,500   1,878,285

 Decrease in Liabilities:
   Pre-Petition Liabilities                           3,492      52,149
   Post-Petition Liabilities
   Accrued Restructuring                  20,445          0           0
   Secured Debt and Capital Leases           352        355         358
TOTAL USES OF CASH (B)                   959,319  4,180,223   2,752,128

NET SOURCE (USE) OF CASH (A-B=NET)      (623,519) 1,857,356  (1,937,447)

CASH - BEGINNING BALANCE (See OPR-1)     744,627    121,108   1,978,464

CASH - ENDING BALANCE (See OPR-1)       $121,108 $1,978,464     $41,017

    See Accompanying Notes to Financial Statements
____________________________________________________________________________
Case Name:        Cambridge Biotech Corporation
Case Number:                 94-43054
                            Form OPR-6
                 Statement of Sources and Uses of Cash
                 Period of: July 8, 1994 - April 30, 1995

                        January   February     March
SOURCES OF CASH
 Income (Loss) From
  Operations            ($751,854) ($414,981) ($708,436)
 Add: Depreciation,
  Amortization & Other
  Non-Cash Items          109,573     25,731     99,891
CASH GENERATED FROM
 OPERATIONS              (642,281)  (389,250)  (608,545)

 Add: Decrease in Assets:
  Accounts Receivable     310,429
  Other Receivables        14,602     17,407
  Inventory                          157,065
  Prepaid Expenses &
   Deposits
  Property, Plant &
   Equipment
  Patents & Purchased
   Technology
  Intercompany Receivables
  Short Term Investments   225,000     12,091  1,680,000
  Proceeds on sale of
    foreign subsidiary
  Proceeds on sale of
   minority interest
  Proceeds on note receivable
  Other non-current assets

 Increase in Liabilities:
  Pre-Petition Liabilities                1,923
  Post-Petition
   Liabilities              290,907     194,519     67,032
  Deferred Revenue
TOTAL SOURCES OF CASH (A)   198,657      (6,245) 1,138,487

USES OF CASH
 Increase in Assets:
  Accounts Receivable                   122,838    415,457
  Other Receivables                                    988
  Intercompany Receivables
  Inventory                  101,062                56,506
  Prepaid Expenses &
   Deposits                   20,763     74,783    267,061
  Patents & Purchased
   Technology                             6,500     17,442
  Property, Plant &
   Equipment                   6,035     11,790    100,880
  Other non-current assets
  Short Term Investments

 Decrease in Liabilities:
  Pre-Petition Liabilities     40,984                7,256
  Post-Petition Liabilities
  Accrued Restructuring             0      3,607     2,659
  Secured Debt and
   Capital Lease                  361        363       367
TOTAL USES OF CASH (B)        169,205    219,881   868,616

NET SOURCE (USE) OF CASH
 (A-B=NET)                     29,452   (226,126)  269,871

CASH-BEGINNING BALANCE
 (See OPR-1)                   41,017     70,469  (155,657)

CASH-ENDING BALANCE
 (See OPR-1)                  $70,469  ($155,657)  $114,214
_____________________________________________________________________________
Case Name:        Cambridge Biotech Corporation
Case Number:                 94-43054
                            Form OPR-6
                 Statement of Sources and Uses of Cash
                 Period of: July 8, 1994 - April 30, 1995

                           April    7/8/94 - 3/31/95
SOURCES OF CASH
 Income (Loss) From
  Operations              ($410,890)  ($12,535,358)
 Add: Depreciation,
  Amortization & Other
  Non-Cash Items            171,744      8,133,002
CASH GENERATED FROM
 OPERATIONS                (239,146)    (4,402,356)

 Add: Decrease in Assets:
  Accounts Receivable       116,700      1,786,015
  Other Receivables                        128,167
  Inventory                              1,475,917
  Prepaid Expenses &
   Deposits                                320,274
  Property, Plant &
   Equipment                     630        84,387
  Patents & Purchased
   Technology                               37,224
  Intercompany Receivables                  90,074
  Short Term Investments      317,117    3,467,954
  Proceeds on sale of
    foreign subsidiary                   1,982,685
  Proceeds on sale of
   minority interest                       308,571
  Proceeds on note receivable              120,000
  Other non-current assets                  38,179

 Increase in Liabilities:
  Pre-Petition Liabilities                 287,624
  Post-Petition Liabilities              3,019,675
  Deferred Revenue                       3,768,818
TOTAL SOURCES OF CASH (A)     195,901   12,513,188

USES OF CASH
 Increase in Assets:
  Accounts Receivable                    1,764,495
  Other Receivables             3,090      154,067
  Intercompany Receivables                 135,954
  Inventory                    87,322      568,248
  Prepaid Expenses &
  Deposits                     30,676    1,009,524
  Patents & Purchased
   Technology                  14,994      134,680
  Property, Plant &
   Equipment                               168,232
  Other non-current assets                  60,304
  Short Term Investments                 8,307,967

 Decrease in Liabilities:
  Pre-Petition Liabilities      16,165     297,047
  Post-Petition Liabilities     82,235      82,235
  Accrued Restructuring            975      33,217
  Secured Debt and
   Capital Lease                   369   1,010,716
TOTAL USES OF CASH (B)         235,826  13,726,686

NET SOURCE (USE) OF CASH
 (A-B=NET)                     (40,525) (1,213,498)

CASH-BEGINNING BALANCE
 (See OPR-1)                   114,214   1,287,187

CASH-ENDING BALANCE
 (See OPR-1)                   $73,689     $73,689


_____________________________________________________________________________

                  NOTES TO FINANCIAL STATEMENTS


1.   The accompanying financial statements of Cambridge Biotech
     Corporation (the Company) are for U.S. Operations only.

2. The Balance Sheet as of July 7, 1994, the date of the Company's Chapter 11 filing, was restated in December 1994 to reflect the Company's assets, liabilities, and shareholders' equity after additional adjustments for subsequent information received. The assets increased by $233,432, liabilities increased by $197,371, and shareholders' equity increased by $36,061. The accumulated losses increased by $383.

3. The financial statements presented are unaudited and reflect management's best judgment. Certain items which could have an impact on the Company's financial statements are:

     a. The Company has not completed its detailed year end review of potential excess and obsolete inventory, nor have the Company's outside auditors reviewed the valuation of the inventory. Inventory valuation and the amount of reserves reflect management's best judgment, but the completion of the review by the Company and its auditors may result in adjustments to such amounts.

     b. The Company has an investment in GRF Co. of $2,084,547 which represents a 19% interest in GRF Co. and is accounted for by the cost method. Since the Company's Chapter 11 filing, GRF Co. has ceased providing information to the Company. Recently GRF Co. has agreed to respond to the Company's requests and has sent some information.  Additional information has been requested.
           If the information requested indicates a loss in the
          value of the investment, the Company would revise the
          carrying value of the investment.

     c. The Company's investment in its Irish subsidiary, Cambridge Biotech Limited (CBL), was adjusted prior to the Company's Chapter 11 filing to its net tangible asset value. On November 30, 1994, the Company sold CBL to SelfCare, Inc. The Company originally reported in its November financial statements a loss on the disposition of CBL of $5,134,290. Subsequent to the issuance of the November report, the loss amount was increased in December to $5,475,317 as a result of the inclusion of royalty obligations by the Company for products sold by CBL utilizing certain licensed technology. Calculation of the loss on this transaction was based upon unaudited financial statements which included estimates of the operating results of CBL. If these estimated amounts change as a result of the CBL audit, the reported loss on the transaction could also change.

     d. In November 1994, the Company received $3.5 million as a payment of a license fee originally due in January 1995 which was recorded as deferred revenue. Although the Company's past practice with respect to this license agreement was to recognize the entire annual payment as revenue when due, management feels it appropriate to recognize the revenue ratably over 1995 at $291,667 per month.

4. The Company entered into an agreement with BASF Bioresearch Corporation (BBE) for BBE to manufacture three batches of QS-21 product. The agreement calls for an initial payment of $175,000 plus milestone payments totaling an additional $525,000. Included in the March results is the initial payment of $175,000. The balance of $525,000 is being held in escrow and is included in Prepaid Expenses and Deposits in the accompanying balance sheet (Form OPR-1).

5. In September 1992, the Company purchased a 15% interest in ImmuCell Corporation for $600,000, and had advanced $120,000 to ImmuCell between June 1993 and April 1994. As a result of negotiations with ImmuCell in September 1994, the carrying value of the Company's investment was reduced by $250,000 to reflect an estimate of the net realizable value. In November 1994, the carrying value of the investment was further reduced to $308,571, which the Company received in December 1994 from ImmuCell to purchase all of the shares from the Company. The $120,000 advance was paid in full in December 1994.

6. On October 27, 1994, the Company's plan to institute a retention bonus plan for some of its employees was approved by the United States Bankruptcy Court for the District of Massachusetts. The plan called for bonuses to be paid in stock of the reorganized Company upon emergence from Chapter 11 reorganization. As of March 31, 1995, the Company has recorded a compensation expense of $957,248, which is a non-cash expense.

7. On July 7, 1994, the date of the Company's Chapter 11 filing, it had a $1,007,228 note payable to Fleet Credit Corporation secured by $1,025,553 of certificates of deposit pledged to Fleet. The certificates of deposit matured and were used to liquidate the debt in accordance with relief from stay granted by the Court. Included in the Company's short-term investment balances for July 7, July 31, and August 31 were $1,025,553 of CD's pledged to Fleet Credit Corporation.

8. On March 9, 1995, an Adversary Proceeding No. 95-4074 was commenced in the United States Bankruptcy Court, District of Massachusetts, Western Division, by Institut Pasteur and
     Genetic Systems Corporation alleging patent infringement and asking for damages and injunctive relief. The Company has filed an answer and counterclaim denying the plaintiffs' allegations and alleging a breach by Institut Pasteur of its license agreement with the Company.